UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.03.	Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 12, 2018, Scientific Games International, Inc. (“SGI”), a wholly owned subsidiary of Scientific Games Corporation (the “Company”), entered into two lender joinder agreements with additional revolving commitment lenders with respect to the Credit Agreement (defined below). Pursuant to these lender joinder agreements and the lender joinder agreement that the Company entered into on October 18, 2018, the amount of the Company’s revolving credit availability under the Credit Agreement will be increased by an aggregate of $175.0 million effective December 13, 2018. As a result of these new lender joinder agreements and the October 18, 2018 joinder agreement, the revolving credit availability under the Credit Agreement will be increased from $445.7 million to $620.7 million until it matures on October 18, 2020.

For additional information, see the full text of the credit agreement, dated as of October 18, 2013, as amended by Amendment No. 1 to the Credit Agreement, dated as of October 1, 2014, by Amendment No. 2 to the Credit Agreement, dated as of February 14, 2017, by Amendment No. 3 to the Credit Agreement, dated as of August 14, 2017, and by Amendment No. 4 to the Credit Agreement, dated as of February 14, 2018 (as amended, the “Credit Agreement”), by and among SGI, as borrower, the Company, as a guarantor, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent, and the lenders and other agents from time to time party thereto. Copies of the Credit Agreement, Amendment No. 1 to the Credit Agreement, Amendment No. 2 to the Credit Agreement, Amendment No. 3 to the Credit Agreement, and Amendment No. 4 to the Credit Agreement, were filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 18, 2013, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2014, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2017, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2017, and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2018, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: December 12, 2018	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary